                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                Investment Company Act file number    811-04739

                             The Zweig Fund, Inc.
              (Exact name of registrant as specified in charter)

                           900 Third Ave, 31st Floor
                            New York, NY 10022-4728
              (Address of principal executive offices) (Zip code)

                              Kevin J. Carr, Esq.
                     Vice President, Chief Legal Officer,
                     Counsel and Secretary for Registrant
                               100 Pearl Street
                            Hartford, CT 06103-4506
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: 800-272-2700

                     Date of fiscal year end: December 31

                    Date of reporting period: June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

OFFICERS AND DIRECTORS
George R. Aylward
President, Chairman and Chief Executive Officer

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Marc Baltuch
Chief Compliance Officer and Vice President

Moshe Luchins
Vice President

Kevin J. Carr
Chief Legal Officer and Secretary

Nancy Curtiss
Treasurer

Jacqueline Porter
Vice President and Assistant Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Zweig Advisers LLC
900 Third Avenue
New York, NY 10022-4793

Fund Administrator
VP Distributors, Inc
100 Pearl Street
Hartford, CT 06103-4506

Custodian
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

Legal Counsel
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022-2585

Transfer Agent
Computershare Trust Company, NA
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                                                                           Q2-09

      Semiannual Report



      Zweig

      The Zweig Fund, Inc.


      June 30, 2009

                                  [LOGO]

  VIRTUS
  INVESTMENT PARTNERS

               FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

   The Fund has a Managed Distribution Plan to pay 10% of the Fund's net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular quarterly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund's investment performance from the amount of the distributions or from the terms of the Fund's Managed Distribution Plan.

   The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of your distributions may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income".

   The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

   The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

   Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at:.
http://www.virtus.com/products/closed/details.aspx?type=individual&fundid=ZF

                                                                  July 31, 2009

Dear Fellow Zweig Fund Shareholder:

   I am pleased to share with you the manager's report and commentary for the Zweig Fund, Inc. for the six-months ended June 30, 2009.

   The Zweig Fund's net asset value climbed 14.79% for the quarter ended
June 30, 2009, including $0.075 in re-invested distributions. During the same period, the S&P 500 Index gained 15.93%, including re-invested dividends. The Fund's average equity exposure for the quarter was approximately 79%.

   For the six-months ended June 30, 2009, the Fund's net asset value increased 4.58%, including $0.159 in re-invested distributions. For the same period, the S&P 500 Index was up 3.16%, including re-invested dividends. The Fund's average equity exposure for the first half was also approximately 79%.

              Sincerely,

              /s/ George R. Aylward

              George R. Aylward
              President, Chairman and Chief Executive Officer
              The Zweig Fund, Inc.
                          MARKET OVERVIEW AND OUTLOOK

   The stock market came to life in the second quarter of 2009 but still has a long road to climb for a full recovery. The Dow Jones Industrial Average closed the quarter at 8,447, a gain of 838 points, or 11%,/(1)/ from the previous three months. It was the Dow's best quarterly performance since the fourth quarter of 2003. However, the Dow closed down 3.8%/(1)/ for the first half and is still 40%/(1)/ below its all-time high of 14,168 in October 2007. It would take three more rallies like the second quarter's to regain that peak. Incidentally, in early June the Dow Index dropped General Motors and Citicorp from its line-up of thirty blue-chip companies and replaced them with Cisco Systems and Travelers Companies.

   The other major indexes outperformed the Dow. The NASDAQ Composite ended the quarter at 1,835.04, up 20%/(1)/ from the prior three months and 16.4%/(1)/ higher for the first half. Also doing well, the S&P 500 closed at 919.32, a gain of 15.2%/(1)/ for the quarter and 1.8%/(1)/ for the year.

   World-wide, the markets also rallied in the second quarter. Europe saw Britain's FTSE gain 8%/(1)/, Germany's DAX 18%/(1)/, with France's CAC 40 up 12%/(1)/. In Asia, Japan's NIKKEI Stock Average at 220 Companies and China's benchmark Shanghai Index each surged 25%/(1)/. India was the top scorer, with its benchmark SENSEX soaring 49%/(1)/.

   On the domestic side, the Federal Reserve noted signs of slower economic contraction and improved financial conditions. It said it would keep its key interest rate at virtually zero for "an extended period" and leave its rescue programs unchanged. While stating that "economic activity


/(1)/ Return excludes reinvested dividends.

is likely to remain weak for a time," it added that it expects current fiscal and stimulus policies to "contribute to a gradual resumption of sustainable economic growth in a context of price stability."

   The housing market, a key element in the economy, witnessed some encouraging developments. The Commerce Department reported that construction of new homes increased to an annual rate of 530,000 in May, a gain of 17.2% from April but still 45.2% below the pace a year ago. Pending home sales in May increased to the highest level since last September, according to the National Association of Realtors.

   Another positive note was sounded by the Institute for Supply Management ("ISM"). It reported that its manufacturing index was up to 44.8 in June from
42.8 in May to its strongest level since last September. This figure is still below 50, indicating contraction. The Commerce Department reported that orders for durable goods in May increased 1.8%, matching the gain in April, and rising for the third time in four months. However, orders are still down 27% from a year ago.

   While there were some hopeful signs for the economy, the climbing jobless rate indicated that the recession, which started in December 2007, the longest since the 1930s, has not relaxed its grip. The Labor Department reported that an additional 487,000 jobs were lost in June and the unemployment rate moved up to 9.5%. Since the recession began, the U.S. has lost 6.5 million jobs, bringing total U.S. employment to its lowest point since August 2004.

   Reflecting the disappointing employment picture, the Conference Board reported that its index of consumer attitudes fell to 49.3 in June from 54.8 in May. Its survey found that Americans saying jobs are "hard to get" rose to 44.8% in June from 43.9% the previous month, while those saying jobs are "plentiful" dipped to 4.5% in June from 5.8% in May.

   Indicating that inflation may be in check, the Labor Department reported that its Consumer Price Index ("CPI") rose only 0.1% in May following an unchanged rate in April. Compared to a year ago, the CPI was down 1.3%, the biggest drop since 1950. The Government also reported that producer prices increased a less-than-expected 0.2% in May. Excluding food and energy, the core rate declined 0.1%.

   The U.S. gross domestic product ("GDP") has declined at a slower rate than originally forecast. The Commerce Department, which originally reported that the GDP fell at a 6.1% annual rate in the first quarter of 2009, has revised that estimate to 5.5%. Both figures are an improvement over the 6.3% drop in the GDP annual rate in the first quarter of 2008.

   While the rate of economic contraction may be slowing, the environment is still not conducive to mergers and acquisitions. U.S. deal volume in the second quarter slid 57% to $144.7 billion from $334.9 billion last year, according to Dealogic. It is the lowest second quarter level since 2003. There were 1,489 domestic deals in the quarter against 1,916 a year earlier. The same pattern played out world-wide, with deal volume declining to $1.2 trillion, off 28% from the 2008 second quarter, and deals crumbled 24% to 15,880.

   Initial public offerings ("IPO") in the U.S. were also weak. There were 10 IPOs valued at $1.3 billion in the second quarter against 11 offerings that raised $4.2 billion in the 2008 period, according to Dealogic. The picture was brighter world-wide, which saw 78 deals raising $10.6 billion, up from 54 deals raising $1.3 billion in the like quarter last year.

   There was no good news in the U.S. balance of trade. The trade deficit expanded in April, the last month for which figures are available, to $29.2 billion from $28.5 billion in March, according to the Commerce Department. U.S. exports fell $2.8 billion to $121.1 billion while imports slipped $2.2 billion to $150.3 billion.

   The dollar ended a year-long rally in the second quarter, losing 5.37% of its value against the euro and falling 2.66% against the Japanese yen. Measured against a trade-weighted group of currencies tracked by J.P. Morgan Chase, the dollar declined 5.5%. It was the first loss since the initial quarter of 2008. On the plus side, the weaker dollar should help U.S. exports and boost the revenues of American companies doing business abroad.

   Wall Street analysts on average, expect second-quarter operating profits of the S&P 500 Companies to finish down 34.9% from a year ago, according to Thomson Reuters. It would mark the eighth consecutive year-to-year decline. After a weak third quarter, analysts see a "really strong" fourth quarter. For all of this year, profits were projected to shrink 11% and then rebound and grow 27% for 2010.

   With earnings soft, companies are cutting back on dividends. Standard and Poor ("S&P") reported that among the approximately 7000 publicly-owned corporations it surveyed, there were only 233 payment enhancements (including increases, extras and redemptions) in the second quarter. This was a drop of 48.8% from the 455 last year and an all-time quarterly low. At the same time, 250 companies either reduced or skipped dividends compared with 97 in the same quarter as 2008. It was the highest figure since the 272 in the second quarter of 1958. Looking to the future, Howard Silverblatt, S&P senior index analyst, said "until we see the economy better, and not just for one quarter, many companies will remain gun-shy about parting with their cash."

   At the end of the second quarter, companies in the S&P 500 were trading at
14.6 times earnings. This compared with P/Es of 12.9 in March 31, 2009 and 18.8 at the start of the year. The recent ratio is higher because the "price" component has increased while the "earnings" component has declined. As we see it, recent P/Es are somewhere between average value and somewhat overvalued.

   A slightly less pessimistic outlook for the U.S. economy was provided in the International Monetary Fund's annual review. IMF now forecasts a 2.5% contraction this year, an improvement from the April view of a 2.8% decline. For all of next year, the agency raised its estimate of growth from 0 to 0.75%.

   Looking toward the future of the stock market, analysts are more optimistic than investors. Analysts surveyed by Investors Intelligence showed 41.4% bulls and 29.9% bears on June 30. Meanwhile, members of the American Institute of Investors had a different perspective, with only 37.8% bulls and 44.6% bears.

   This market and the economy seem to be tracking the early 30s. The difference is that the government rescue programs have truncated the risk of depression. They seem to have turned things around to a degree. Although the economy is better than it was a few months ago, we don't know whether it will fully recover. The problem with all the stimulus is that it could lead to inflation. If it doesn't work, it could result in deflation. In either case, we would see problems for the stock market.

   There was a pretty good market bottom in March but we can't be sure that it was a real bottom. We are not convinced that this is a new bull market. Consequently, our posture is still neutral and we are about 78% invested.

              Sincerely,

              /s/Martin E. Zweig, Ph.D.


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   The Fund's leading stock market sectors of June 30, 2009 included Information Technology, Energy, Health Care, Industrials, and Consumer Staples. Although there were some changes in percentages held, all of the above, with the exception of Industrials, which replaced Financials, appeared in our previous listing. During the quarter we added to our positions in Industrials and reduced our holdings in Financials and Consumer Staples.

   Our leading individual holdings on June 30 included Cisco, Corning, Gilead, Goldman Sachs, Hewlett-Packard, NIKE, Occidental Petroleum, PepsiCo, Phillip Morris International and QUALCOMM. Although there were no changes in shares held, the following are new to this listing: Cisco, Corning, NIKE, Occidental Petroleum, PepsiCo, and Phillip Morris International.

   No longer among our top positions are McDonald's, where there was no change in shares held, and the following where we trimmed our positions: Altria, Bunge, International Business Machines Corp. (IBM), Powershares DB Agricultural Fund, and Verizon.

              Sincerely,



                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Zweig Advisers, LLC

                           [CHART]
Sector Weightings
June 30, 2009
(as a percentage of total investments)

Information Technology                     14%
Energy                                     11%
Health Care                                11%
Consumer Staples                            9%
Industrials                                 9%
Financials                                  7%
Materials                                   6%
Other (includes short-term investments)    33%






The preceding information is the opinion of portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
For information regarding the indexes cited and certain investment terms used in this report see the glossary on page 7.

                             OUR PRIVACY COMMITMENT

   The Zweig Fund, Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. "Personal information" refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

   We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

..   Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

..   Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

   We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

   We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

   We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Web site and/or other communications.

Glossary

American Depositary Receipt (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Consumer Price Index (CPI): Measures the pace of inflation by measuring the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

Deflation: A general decline in prices, if it persists, generally creates a vicious spiral of negatives such as falling profits, closing factories, shrinking employment and incomes, and increasing defaults on loans by companies and individuals. To counter deflation, the Federal Reserve (the Fed) can use monetary policy to increase the money supply and deliberately induce rising prices, causing inflation.

Dow Jones Industrial Average/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

Federal Reserve: The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Gross domestic product (GDP): An important measure of the United States' economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

Inflation: Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

Initial public offering (IPO): A company's first sale of stock to the public.

Institute for Supply Management (ISM) Report on Business/(R)/: An economic forecast, released monthly, that measures U.S. manufacturing conditions and is arrived at by surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

Investors Intelligence Survey: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

NASDAQ Composite/(R)/ Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

Price-to-earnings ratio (P/E): A valuation measure calculated by dividing a stock's price by its current or projected earnings per share. The P/E ratio gives an idea of how much an investor is paying for current or future earnings power.

S&P 500/(R)/ Index: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                             THE ZWEIG FUND, INC.

                            SCHEDULE OF INVESTMENTS

                                 June 30, 2009
                                  (Unaudited)
($ reported in thousands)

                                                         Number of
                                                          Shares    Value
                                                         --------- -------
     INVESTMENTS
     COMMON STOCKS                                 74.6%
     CONSUMER DISCRETIONARY -- 5.7%
        McDonald's Corp..............................     105,000  $ 6,036
        NIKE, Inc. Class B...........................     120,000    6,214
        Under Armour, Inc. Class A/(2)/..............     265,000    5,931
                                                                   -------
                                                                    18,181
                                                                   -------
     CONSUMER STAPLES -- 8.9%
        Altria Group, Inc............................     310,000    5,081
        Bunge Ltd....................................      88,000    5,302
        Costco Wholesale Corp........................     115,000    5,255
        PepsiCo, Inc.................................     110,000    6,046
        Philip Morris International, Inc.............     150,000    6,543
                                                                   -------
                                                                    28,227
                                                                   -------
     ENERGY -- 11.2%
        Chesapeake Energy Corp.......................     155,000    3,074
        ConocoPhillips...............................     115,000    4,837
        Halliburton Co...............................     215,000    4,451
        Massey Energy Co.............................     212,098    4,144
        Occidental Petroleum Corp....................      95,000    6,252
        Petroleo Brasileiro SA ADR...................     130,000    5,327
        St. Mary Land & Exploration Co...............     162,000    3,381
        Valero Energy Corp...........................     245,000    4,138
                                                                   -------
                                                                    35,604
                                                                   -------
     FINANCIALS -- 5.4%
        Allstate Corp. (The).........................     120,000    2,928
        Goldman Sachs Group, Inc. (The)..............      41,000    6,045
        Hudson City Bancorp, Inc.....................     360,000    4,784
        Reinsurance Group of America, Inc............     104,000    3,631
                                                                   -------
                                                                    17,388
                                                                   -------

                       See notes to financial statements

                                                       Number of
                                                        Shares    Value
                                                       --------- --------
       HEALTH CARE -- 10.7%
          Celgene Corp./(2)/........................    125,000  $  5,980
          Gilead Sciences, Inc./(2)/................    129,000     6,042
          Johnson & Johnson.........................    103,000     5,851
          Merck & Co., Inc..........................    200,000     5,592
          St. Jude Medical, Inc./(2)/...............    142,000     5,836
          UnitedHealth Group, Inc...................    195,000     4,871
                                                                 --------
                                                                   34,172
                                                                 --------
       INDUSTRIALS -- 9.0%
          Boeing Co. (The)..........................    115,000     4,887
          Caterpillar, Inc..........................    120,000     3,965
          Continental Airlines, Inc. Class B/(2)/...    636,000     5,635
          Foster Wheeler Ltd./(2)/..................    160,000     3,800
          L-3 Communications Holdings, Inc..........     65,000     4,510
          Union Pacific Corp........................    110,000     5,727
                                                                 --------
                                                                   28,524
                                                                 --------
       INFORMATION TECHNOLOGY -- 13.6%
          Cisco Systems, Inc./(2)/..................    330,000     6,151
          Corning, Inc..............................    380,000     6,103
          Hewlett-Packard Co........................    180,000     6,957
          International Business Machines Corp......     50,000     5,221
          Microsoft Corp............................    250,000     5,942
          Nokia Oyj Sponsored ADR...................    345,000     5,030
          QUALCOMM, Inc.............................    170,000     7,684
                                                                 --------
                                                                   43,088
                                                                 --------
       MATERIALS -- 6.5%
          Alcoa, Inc................................    335,000     3,461
          FreeportMcMoRan Copper & Gold, Inc........    110,000     5,512
          NuCor Corp................................    135,000     5,998
          Potash Corp. of Saskatchewan, Inc.........     60,000     5,583
                                                                 --------
                                                                   20,554
                                                                 --------
       TELECOMMUNICATION SERVICES -- 3.6%
          AT&T, Inc.................................    220,000     5,465
          Verizon Communications, Inc...............    192,000     5,900
                                                                 --------
                                                                   11,365
                                                                 --------
              Total Common Stocks (Identified Cost $282,185)      237,103
                                                                 --------

                       See notes to financial statements

                                                        Number of
                                                         Shares         Value
                                                        ----------  --------
  EXCHANGE TRADED FUNDS                           2.8%
     PowerShares Deutsche Bank Agriculture Fund/(2)/       206,000  $  5,243
     Templeton Dragon Fund, Inc.....................       160,000     3,737
         Total Exchange Traded Funds (Identified Cost $9,591)          8,980
                                                                    --------
         Total Long Term Investments -- 77.4% (Identified Cost
           $291,776)........................................         246,083
                                                                    --------
  SHORT-TERM INVESTMENTS                         22.4%
  MONEY MARKET MUTUAL FUNDS -- 3.6%
     State Street Institutional Liquid Reserves Fund
       (seven-day effective yield 0.440%)...........     8,333,084     8,333
     State Street Institutional Treasury Money
       Market Fund (seven-day effective yield 0.020%)    3,001,661     3,002
                                                                    --------
                                                                      11,335
                                                                    --------

                                                           Par
                                                        ----------
  U.S. TREASURY BILLS/(3)/ -- 18.8%
    U.S. TREASURY BILL
     0.265%, 7/16/09................................    $   10,000     9,999
     0.785%, 7/30/09................................        30,000    29,997
     0.455%, 4/1/10.................................        20,000    19,933
                                                                    --------
                                                                      59,929
                                                                    --------
         Total Short-Term Investments (Identified Cost $71,246)       71,264
                                                                    --------
         Total Investments (Identified Cost $363,022) -- 99.8%       317,347/(1)/
         Other Assets and Liabilities, Net -- 0.2%..........             509
                                                                    --------
         Net Assets -- 100.0%...............................        $317,856
                                                                    ========

--------
 (1) Federal Income Tax Information : For tax information at June 30, 2009, see
     Note 7 Federal Income Tax Information in the Notes to Financial Statements.
 (2) Non-income producing.
 (3) The rate shown is the discount rate.

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 2009
                                  (Unaudited)

(Reported in thousands except shares and per share amounts)

ASSETS
   Investment securities at value (Identified Cost $363,022)........ $ 317,347
   Receivables
       Investment securities sold...................................       278
       Dividends....................................................       579
   Director retainer................................................        31
   Prepaid expenses.................................................        57
                                                                     ---------
       Total Assets.................................................   318,292
                                                                     ---------
LIABILITIES
   Payables
       Investment advisory fee......................................       226
       Administration fee...........................................        32
       Transfer agent fee...........................................        54
       Professional fee.............................................        50
       Other accrued expenses.......................................        74
                                                                     ---------
       Total Liabilities............................................       436
                                                                     ---------
NET ASSETS.......................................................... $ 317,856
                                                                     =========

Net Assets Consist of:
   Capital paid in on shares of beneficial interest................. $ 506,042
   Accumulated undistributed net investment income (loss)...........   (12,696)
   Accumulated net realized gain (loss).............................  (129,815)
   Net unrealized appreciation (depreciation).......................   (45,675)
                                                                     ---------
Net Assets.......................................................... $ 317,856
                                                                     =========
NET ASSET VALUE PER SHARE
   (Net assets/shares outstanding) Shares outstanding -- 91,955,558. $    3.46
                                                                     =========

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                            STATEMENT OF OPERATIONS

                        Six Months Ended June 30, 2009
                                  (Unaudited)

($ reported in thousands)

INVESTMENT INCOME
   Income
       Dividends (net of foreign taxes withheld of $33).......................... $  2,944
       Interest..................................................................      193
                                                                                  --------
              Total Investment Income............................................    3,137
                                                                                  --------
   Expenses
       Investment advisory fee...................................................    1,262
       Administration fees.......................................................       97
       Transfer agent fees and expenses..........................................      134
       Printing fees and expenses................................................       94
       Directors' fees...........................................................       72
       Professional fees.........................................................       66
       Custodian fees............................................................        9
       Miscellaneous expenses....................................................      143
                                                                                  --------
              Total Expenses.....................................................    1,877
                                                                                  --------
                 Net Investment Income...........................................    1,260
                                                                                  --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
       Investments...............................................................  (15,302)
   Net change in unrealized appreciation (depreciation) on:
       Investments...............................................................   24,226
                                                                                  --------
          Net realized and unrealized gain (loss)................................    8,924
                                                                                  --------
          Net increase (decrease) in net assets resulting from operations........ $ 10,184
                                                                                  ========

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

($ reported in thousands)

                                                                          Six Months
                                                                             Ended
                                                                         June 30, 2009       Year Ended
                                                                          (Unaudited)     December 31, 2008
                                                                         -------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
   Operations
       Net investment income (loss).....................................   $  1,260           $   3,554
       Net realized gain (loss).........................................    (15,302)             (3,401)
       Net change in unrealized appreciation (depreciation).............     24,226            (149,570)
                                                                           --------           ---------
          Net increase (decrease) in net assets resulting from
            operations..................................................     10,184            (149,417)
                                                                           --------           ---------
   Dividends and distributions to shareholders from
       Net investment income............................................    (14,621)/(2)/        (4,008)
       Net realized short-term gains....................................         --              (8,761)
       Net realized long-term gains.....................................         --                  --
       Tax return of capital............................................         --             (34,773)
                                                                           --------           ---------
          Total dividends and distributions to shareholders.............    (14,621)            (47,542)
                                                                           --------           ---------
   Capital share transactions
       Net proceeds from the sales of shares during rights
         offering.......................................................         --                 148/(1)/
                                                                           --------           ---------
          Net increase in net assets derived from capital share
            transactions................................................         --                 148
                                                                           --------           ---------
          Net increase (decrease) in net assets.........................     (4,437)           (196,811)
NET ASSETS
   Beginning of period..................................................    322,293             519,104
                                                                           --------           ---------
   End of period........................................................   $317,856           $ 322,293
                                                                           ========           =========
   Accumulated undistributed net investment income (loss) at end
     of period..........................................................   $(12,696)          $     665

--------
/(1)/ Adjustment to bring costs estimated in connection with the September 2007 rights offering to actual.
/(2)/ Please note that the tax status of the distributions is determined at the end of the taxable year. However, based on interim data as of June 30, 2009, we estimate 8% of the distributions represents net investment income and 0% represents excess gain distributions which are taxed as ordinary income and 92% represents return of Capital. Also refer to the inside front cover for the Managed Distribution Plan and Note 2D in the notes to financial statements.

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                             FINANCIAL HIGHLIGHTS

  (Selected per share data and ratios for a share outstanding throughout each year)

                                                    Six-Months Ended                        Year Ended December 31,
                                                     June 30, 2009      -----------------------------------------------------
                                                      (Unaudited)           2008           2007         2006        2005
                                                    ----------------    --------      --------        --------  --------
Per Share Data
Net asset value, beginning of period...............     $   3.50        $   5.65      $   5.99        $   5.82  $   6.02
                                                        --------        --------      --------        --------  --------
Income From Investment Operations
Net investment income (loss)/(6)/..................         0.01            0.04          0.05            0.07      0.08
Net realized and unrealized gains (losses).........         0.11           (1.67)         0.39            0.68      0.31/(5)/
                                                        --------        --------      --------        --------  --------
Total from investment operations...................         0.12           (1.63)         0.44            0.75      0.39
                                                        --------        --------      --------        --------  --------
Dividends and Distributions/ /
Dividends from net investment income...............        (0.16)/(11)/    (0.04)        (0.05)          (0.07)    (0.11)
Distributions from net realized gains..............           --           (0.10)        (0.34)          (0.21)    (0.28)
Tax return of capital..............................           --           (0.38)        (0.20)          (0.30)    (0.20)
                                                        --------        --------      --------        --------  --------
Total dividends and distributions..................        (0.16)          (0.52)        (0.59)          (0.58)    (0.59)
                                                        --------        --------      --------        --------  --------
Dilutive effect on net asset values as a result of
 capital contribution..............................           --              --            --              --       -- /(4)/
Dilutive effect on net asset values as a result of
 rights offering...................................           --             -- /(4)/    (0.19)/(1)/        --        --
                                                        --------        --------      --------        --------  --------
Change in net asset value..........................        (0.04)          (2.15)        (0.34)           0.17     (0.20)
                                                        --------        --------      --------        --------  --------
   Net asset value, end of period..................     $   3.46        $   3.50      $   5.65        $   5.99  $   5.82
                                                        ========        ========      ========        ========  ========
   Market value, end of period/(2)/................     $   2.83        $   2.88      $   5.05        $   5.90  $   5.25
                                                        ========        ========      ========        ========  ========
Total investment return/(3)/.......................         3.95%/(10)/   (35.32)%       (5.12)%/(7)/    24.87%     5.78%
                                                        ========        ========      ========        ========  ========
Total return on net asset value/(8)/...............         4.58%/(10)/   (29.75)%        8.75%          14.58%     7.90%
                                                        ========        ========      ========        ========  ========
Ratios/Supplemental Data:
Net assets, end of period (in thousands)...........     $317,856        $322,293      $519,104        $438,544  $426,378
Ratio of expenses to average net assets
 (excluding dividends on short sales)..............         1.26%/(9)/      1.18%         1.13%           1.18%     1.26%
Ratio of expenses to average net assets
 (including dividends on short sales)..............         1.26%/(9)/      1.18%         1.13%           1.21%     1.33%
Ratio of net investment income to average net
 assets............................................         0.85%/(9)/      0.83%         0.82%           1.20%     1.31%
Portfolio turnover rate............................           14%/(10)/       39%           58%             39%       45%

                                                    ---------
                                                      2004
                                                    --------
Per Share Data
Net asset value, beginning of period............... $   5.69
                                                    --------
Income From Investment Operations
Net investment income (loss)/(6)/..................     0.11
Net realized and unrealized gains (losses).........     0.44
                                                    --------
Total from investment operations...................     0.55
                                                    --------
Dividends and Distributions/ /
Dividends from net investment income...............    (0.06)
Distributions from net realized gains..............    (0.16)
Tax return of capital..............................       --
                                                    --------
Total dividends and distributions..................    (0.22)
                                                    --------
Dilutive effect on net asset values as a result of
 capital contribution..............................       --
Dilutive effect on net asset values as a result of
 rights offering...................................       --
                                                    --------
Change in net asset value..........................     0.33
                                                    --------
   Net asset value, end of period.................. $   6.02
                                                    ========
   Market value, end of period/(2)/................ $   5.55
                                                    ========
Total investment return/(3)/.......................    18.13%
                                                    ========
Total return on net asset value/(8)/...............    10.35%
                                                    ========
Ratios/Supplemental Data:
Net assets, end of period (in thousands)........... $440,643
Ratio of expenses to average net assets
 (excluding dividends on short sales)..............     1.33%
Ratio of expenses to average net assets
 (including dividends on short sales)..............     1.38%
Ratio of net investment income to average net
 assets............................................     1.87%
Portfolio turnover rate............................       89%

                For explanations of the Footnotes see page 15.

                       See notes to financial statements

--------
(1)Shares were sold at a 5% discount from a 5-day average market price from 8/29/07 to 9/5/07.
(2)Closing Price -- New York Stock Exchange.
(3)Total investment return is calculated assuming a purchase of a share of the Fund's common stock at the opening NYSE share price on the first business day and a sale at the closing NYSE share price on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(4)Amount is less than $0.005.
(5)The net realized and unrealized gains (losses) includes a voluntary payment made by the Adviser to fully offset the net gains and losses associated with a violation of investment restrictions. If this payment was not included, the per share impact would be less than $0.01.
(6)Computed using average shares outstanding.
(7)Total investment return includes the dilutive effect of the rights offering. Without this effect, the total investment return would have been (3.83)%.
(8)NAV return is calculated using the opening Net Asset Value price of the Fund's common stock on the first business day and the closing Net Asset Value price of the Fund's common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan.
(9)Annualized.
(10)Not annualized.
(11) Please note that the tax status of the distributions is determined at the end of the taxable year. However, based on interim data as of June 30, 2009, we estimate 8% of the distributions represents net investment income and 0% represents excess gain distributions which are taxed as ordinary income and 92% represents return of Capital. Also refer to the inside front cover for the Managed Distribution Plan and Note 2D in the notes to financial statements.

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 2009
                                  (Unaudited)

NOTE 1 -- ORGANIZATION

   The Zweig Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on June 18, 1986. The Fund's objective is capital appreciation, primarily through investment in equity securities, consistent with the preservation of capital and reduction of risk.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

  A. Security Valuation:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to continued volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities.

   As required, some securities and other assets may be valued at fair value as determined in good faith by or under the direction of the Directors.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Investments in underlying money market mutual funds are valued at each fund's closing net asset value.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

   The Fund has adopted the provisions of the Statement of Financial Accounting Standards No. 157 ("SFAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, the Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels:

   .   Level 1 -- quoted prices in active markets for identical securities

   . Level 2 -- prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 -- prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

   In April 2009, FASB issued FASB Staff Position No. 157-4, Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP 157-4"). The Fund has adopted FSP 157-4 effective with this report. FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs used in valuation techniques used to measure fair value and changes in inputs over the period. FSP 157-4 expands the three-level hierarchy disclosure and the level three roll-forward disclosure for each major security type as described in paragraph 19 of FAS No. 115, Accounting for Certain Investments in Debt and Equity Securities.

   The following table provides a summary of the inputs used to value the Fund's net assets as of June 30, 2009, as required under SFAS 157 and FAS 157-4.

                                                                   Level 2
                                              Total     Level 1  Significant
                                            Value at    Quoted   Observable
                                          June 30, 2009  Price      Input
                                          ------------- -------- -----------
    Investments in Securities:
       Equity Securities:
           Common Stocks.................   $237,103    $237,103   $    --
           Exchange Traded Funds.........      8,980       8,980        --
           Money Market Mutual Funds.....     11,335      11,335        --
       Debt Securities:
           U.S. Treasury Obligations.....     59,929          --    59,929
                                            --------    --------   -------
              Total......................   $317,347    $257,418   $59,929
                                            ========    ========   =======

   There were no Level 3 (significant unobservable input) priced securities.

   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  B. Security Transactions and Related Income:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. Income Taxes:

   It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

   The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

   FASB Interpretation No. 48, ("FIN 48") Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund's tax positions and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

  D. Dividends and Distributions to Shareholders:

   Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

  E. Foreign Currency Translation:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

  F. Financial Accounting Standards No. 161

   In March 2008, FASB issued Statement of Financial Accounting Standards No. 161; "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). The Fund has adopted the provisions of Statement 161 during the current fiscal year. This statement is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund's results of operations and financial position. The adoption of Statement 161 did not have a material impact on the amounts reported in the Fund's financial statements.

  G. Security Lending:

   The Fund may loan securities to qualified brokers through an agreement with State Street Bank and Trust Company (the "Custodian"). Under the terms of agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies, sovereign debt of foreign countries and/or irrevocable letters of credit issued by banks. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

   At June 30, 2009, the Fund had no securities on loan.

NOTE 3 -- PURCHASES AND SALES OF SECURITIES:

($ reported in thousands)

   Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) for the period ended June 30, 2009, were as follows:

                                Purchases. $33,559
                                Sales.....  48,521

   There were no purchases and sales of long-term U.S. Government and agency securities for the period ended June 30, 2009.


NOTE 4 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   At end of business December 31, 2008, Virtus Investment Partners, Inc. ("Virtus") spun off from The Phoenix Companies, Inc., into an independent publicly traded company. Virtus is the holding company for various asset management subsidiaries, including Zweig Advisers, LLC (the "Adviser", formerly known as Phoenix/Zweig Advisers LLC) and VP Distributors, Inc. ("VP Distributors", formerly known as Phoenix Equity Planning Corporation). Due to the spin-off, the asset management subsidiaries have changed their names.

   a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between the Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell, or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis to 0.85% of the Fund's average daily net assets. During the six-months ended June 30, 2009, the Fund incurred advisory fees of $1,262 (reported in thousands).

   Zweig Consulting LLC (the "Sub-Adviser"), which serves as the Sub-Adviser for the Fund, performs certain asset allocation research and analysis and provides such advice to the Adviser. The Sub-Adviser's fees are paid by the Adviser.

   b) Administration Fee: VP Distributors serves as the Fund's Administrator (the "Administrator") pursuant to an Administration Agreement. The Administrator receives a fee for financial reporting, tax services, and oversight of the subagents' performance at a rate of 0.065% of the Fund's average daily net assets. During the six-months ended June 30, 2009, the Fund incurred Administration fees of $97 (reported in thousands).

   c) Directors Fee: During the period the Fund paid each Director who is not an interested person of the Fund or the Adviser a fee of $11,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. The co-lead Directors are paid an additional $10,000 retainer each per year. The Audit Committee chairperson is paid an additional $5,000 retainer per year. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

NOTE 5 -- INDEMNIFICATIONS

   Under the Fund's organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 6 -- CAPITAL STOCK AND REINVESTMENT PLAN

   At June 30, 2009, the Fund had one class of common stock, par value $.10 per share, of which 200,000,000 shares are authorized and 91,955,558 shares are outstanding.

   Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the six-months ended June 30, 2009 and the year ended December 31, 2008, there were no shares issued pursuant to the Plan.

   In a non-transferable rights offering ended September 5, 2007, shareholders exercised rights to purchase 18,400,000 shares of common stock at an offering price of $4.81 per share for proceeds, net of expenses, of $87,859,000. Expenses were adjusted by $148,211 in 2008, resulting in final net proceeds of $88,007,211.

   On June 15, 2009, the Fund announced a distribution of $0.089 per share to shareholders of record on July 8, 2009. This distribution has an ex-dividend date of July 6, 2009, and is payable on July 27, 2009. Please see inside front cover for more information on fund distributions.

NOTE 7 -- FEDERAL INCOME TAX INFORMATION

($ reported in thousands)

   At June 30, 2009, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

                                                   Net Unrealized
              Federal   Unrealized   Unrealized     Appreciation
              Tax Cost Appreciation Depreciation   (Depreciation)
              -------- ------------ ------------   --------------
              $365,291   $16,881         $(64,825)       $(47,944)

   The Fund has $112,095 of capital loss carryovers, $83,074 expiring in 2010, $26,802 expiring in 2011 and $2,219 expiring in 2016, which may be used to offset future capital gains. The Fund may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers.

   In addition, under certain conditions, the Fund may lose the benefit of these losses to the extent that distributions to shareholders exceed required distribution amounts as defined under the Internal Revenue Code. Shareholders may also pay additional taxes on these excess distributions.

NOTE 8 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

NOTE 9 -- REGULATORY EXAMS

   Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Virtus and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products.

   There are currently no such matters which the Company believes will be material to these financial statements.

NOTE 10 -- SUBSEQUENT EVENT EVALUATIONS

   In May 2009, Statement of Financial Accounting Standards No. 165 ("FAS 165") regarding Subsequent Events was issued and is effective with interim or annual financial periods ending after June 15, 2009. FAS 165 is intended to introduce the concept of the financial statements being available to be issued as a measurement date for evaluating subsequent events. Management has evaluated the impact of all subsequent events on the Funds through August 21, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

                    BOARD CONSIDERATION AND RE-APPROVAL OF
             INVESTMENT ADVISORY AGREEMENT AND SERVICING AGREEMENT

   Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Directors (the "Board") of The Zweig Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"), are required to annually review and re-approve the terms of the Fund's existing investment advisory agreement (the "Advisory Agreement") with Zweig Advisers LLC (the "Adviser") and the servicing agreement (the "Servicing Agreement") between the Adviser and Zweig Consulting LLC (the "Sub-Adviser") (collectively, the "Agreements"). In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Agreements.

   More specifically, at a meeting held on February 9-10, 2009, the Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the Sub-Adviser and the re-approval of the Agreements.

   1. Nature, Extent and Quality of Services. The Independent Directors considered the nature, extent and quality of the services performed by the Adviser and the Sub-Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Directors in that capacity and other services. The Independent Directors concluded that the services are extensive in nature and that the Adviser and the Sub-Adviser delivered an acceptable level of service.

   2. Investment Performance of the Fund and Adviser. The Independent Directors considered the investment performance for the Fund over various periods of time as compared to the Lipper, Inc. performance groups and performance universe, and concluded that the Adviser was delivering acceptable performance results consistent with the long-term investment strategies being pursued by the Fund. The Independent Directors had been informed that the Adviser and its affiliates did not manage any fund comparable to the Fund against which the Fund's performance could be compared.

   3. Costs of Services and Profits Realized by the Adviser and the Sub-Adviser.

   (a) Costs of Services to Fund: Fees and Expenses. The Independent Directors considered the Fund's management fee rate and expense ratios relative to that Fund's Lipper, Inc. expense group. The Independent Directors concluded that those fees are acceptable based upon the qualifications, experience, reputation and performance of the Adviser and the Sub-Adviser. The Independent Directors also concluded that the expense ratio of the Fund was within an acceptable range relative to its Lipper, Inc. expense group.

   (b) Profitability and Costs of Services to Adviser and Sub-Adviser. The Independent Directors considered the Adviser's and Sub-Adviser's overall profitability and costs. The Independent Directors also considered whether the amount of profit is a fair entrepreneurial profit. The Independent Directors concluded that the Adviser's and the Sub-Adviser's profitability was at an acceptable level in light of the quality of the services being provided to the Fund.

   4. Extent of Economies of Scale as the Fund Grows. The Independent Directors considered whether there have been economies of scale with respect to the management of the Fund and whether such Fund has appropriately benefited from any economies of scale. The Independent Directors noted that economies of scale may develop for certain funds as their assets increase and their Fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to substantially increase their asset base as do mutual funds. The Independent Directors concluded that the Fund has appropriately benefited from any economies of scale.

   5. Whether Fee Levels Reflect Economies of Scale. The Independent Directors also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that, given the Fund's closed-end structure, it was. At the same time, the Directors agreed that it would be appropriate to monitor this issue in the event that the assets of the Fund were to increase substantially via a rights offering or some other means.

   6. Other Relevant Considerations.

   (a) Adviser Personnel and Methods. The Independent Directors considered the size, education and experience of the Adviser's and Sub-Adviser's staff, their fundamental research capabilities and approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas they were structured in such a way to support the level of services being provided to the Fund.

   (b) Other Benefits to the Adviser or Sub-Adviser. The Independent Directors also considered the character and amount of other incidental benefits received by the Adviser and the Sub-Adviser and their respective affiliates from their association with the Fund. The Independent Directors concluded that potential "fall-out" benefits that they may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and may in some cases benefit the Fund.

Conclusions

   In considering the Agreements, the Independent Directors did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund's surrounding circumstances. Based on this review, it was the judgment of the Independent Directors that shareholders had received acceptable absolute and relative performance at reasonable fees and, therefore, re-approval of the Investment Advisory Agreement with the Adviser and the Servicing Agreement with the Sub-Adviser were in the best interests of the Fund and its shareholders. As a part of their decision-making process, the Independent Directors noted their belief that a long-term relationship with capable, conscientious advisers is in the best interests of the Fund. The Independent Directors considered, generally, that shareholders invested in a Fund knowing that the Adviser managed that Fund and knowing its investment management fee schedule. As such, the Independent Directors considered, in particular, whether the Adviser, with the assistance of the Sub-Adviser, managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders, and concluded that the Fund was so managed.

   Upon conclusion of their review and discussion, the Independent Directors, voting separately, and the full Board unanimously approved the continuation of the Investment Advisory Agreement and the Service Agreement.

                        SUPPLEMENTARY PROXY INFORMATION

   The Annual Meeting of Shareholders of The Zweig Fund, Inc. was held on May 5, 2009. The meeting was held for the purpose of electing two (2) nominees to the Board of Directors.

   The results of the above matters were as follows:

   Directors             Votes For  Votes Against Votes Withheld Abstentions
   ---------             ---------- ------------- -------------- -----------
   Charles H. Brunie.... 61,714,771      N/A        16,003,746       N/A
   James B. Rogers, Jr.. 61,763,103      N/A        15,995,413       N/A

   Based on the foregoing Charles H. Brunie and James B. Rogers, Jr., were re-elected as Directors. The Fund's other Directors who continue in office are George R. Aylward, Wendy Luscombe, Alden C. Olson and R. Keith Walton.

                                KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700
   For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2009, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

     There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR. In addition, there are no newly identified portfolio managers as of the date of this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (c) A copy of the Registrant's notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid during the period ended June 30, 2009 pursuant to the Registrant's Managed Distribution Plan are filed herewith as required by the terms of the Registrant's exemptive order issued on November 17, 2008.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                 The Zweig Fund, Inc.

By (Signature and Title)*    /s/ George R. Aylward
                           -----------------------------------------
                             George R. Aylward, President
                             (principal executive officer)

Date                         September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ George R. Aylward
                           -----------------------------------------
                             George R. Aylward, President
                             (principal executive officer)

Date                         September 3, 2009

By (Signature and Title)*    /s/ Nancy G. Curtiss
                           -----------------------------------------
                             Nancy G. Curtiss, Treasurer
                             (principal financial officer)

Date                         September 3, 2009
--------
*  Print the name and title of each signing officer under his or her signature.